FOR IMMEDIATE RELEASE

SuperGen will hold a conference call at 4:30 p.m. EST today. Dr. James Manuso, Chairman, President and Chief Executive Officer, and Michael Molkentin, Chief Financial Officer, will discuss today’s announcement and provide an update on SuperGen’s drug discovery and development programs. To participate in the call from a U.S. location, dial 866-700-7173. To participate in the call from an international location, dial 617-213-8838. The passcode for the call is 34888053. A live Webcast of the conference call will be available at www.supergen.com. An audio recording of the call will be available on SuperGen’s Web site for 90 days.

SuperGen to Delay Reporting of
Third-Quarter Financial Results

DUBLIN, Calif., Nov. 1, 2006 — SuperGen Inc. (NASDAQ: SUPG) announced today it will delay the reporting of its third-quarter financial results, but will continue with an update on drug discovery and operational developments.

The delay will enable SuperGen and its external auditors to address a recently discovered potential liability that is currently estimated to be an aggregate of approximately $930,000 in personal income tax, penalties and interest involving a U.S. national who formerly worked with the company in the United Kingdom. The basis of this obligation dates back to 2002 through early 2006.  SuperGen will schedule a new reporting date after management completes the investigation regarding this matter.

“We will take the necessary time to properly assess the potential liability, our treatment of it and the impact on our system of internal controls,” said Dr. James Manuso, SuperGen’s Chairman, President and Chief Executive Officer. “Our assessment to-date indicates that this is an isolated matter dating back to 2002 and spanning four years up to the departure of the former employee earlier in 2006.  This isolated matter in no way materially influences our current and future business plans, our operating expense levels or our financial position to fund our ongoing development efforts.”

In addition to discussing this matter in today’s conference call, SuperGen’s executives will provide an update on the company’s progress with its drug discovery and development programs.

About SuperGen

Based in Dublin, Calif., SuperGen is a pharmaceutical company dedicated to the discovery, acquisition, rapid development and commercialization of therapies for solid tumors and hematological malignancies.  SuperGen is developing a number of therapeutic anticancer products focused on inhibitors of aurora-A, tyrosine kinase and DNA methyltransferase. For more information about SuperGen, please visit http://www.supergen.com.

This press release contains “forward-looking” statements within the meaning of Section 21A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the safe harbor created thereby.  The actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties. These forward-looking statements include statements regarding SuperGen’s estimate of its potential tax liability.  Important factors that could cause the potential tax liability to be higher or lower include, but are not limited to, the final determination of the potential liability which is currently being assessed.  Other factors that could cause actual results to differ materially from expectations include, but are not limited to, the risk factors detailed in the Company’s filings with the Securities and Exchange Commission including reports on its most recently filed Form 10-K and Form 10-Q.  These forward-looking statements are made only as of the date hereof, and we disclaim any obligation to update or revise the information contained in any such forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts:

SuperGen	Noonan Russo
Timothy L. Enns	Sharon Weinstein, (212) 845-4271 (Investors)
S.V.P., Corporate Communications & Business Development	sharon.weinstein@eurorscg.com
(925) 560-0100 x111
tenns@supergen.com	Tracey Milani, (858) 546-4811 (Media)
tracey.milani@eurorscg.com